Events after the reporting date	12 Months Ended
Dec. 31, 2019
Events after the reporting date [Abstract]
Events after the reporting date
Note 17 – Events after the reporting date

Restricted Shares

In January 2020, for the year 2019, a total of 660,000 shares of restricted stock were awarded to management pursuant to the 2019 Plan, of which 253,334 shares will vest in January 2021, 53,333 shares will vest in January 2022 and 153,333 shares will vest in January 2023.  The remaining 200,000 shares will vest subject to certain market conditions prior to January 2023.  The above vesting is subject to continued employment or office, as applicable, as of the relevant vesting date.  The estimated fair value at grant date was equal to the share price at grant date for 460,000 shares and $3.5637 per share for 200,000 shares.  In January 2020, a total of 150,000 shares of restricted stock was awarded to the board of directors pursuant to the 2019 Plan. The estimated fair value at grant date was equal to the share price at grant date and the shares will vest in June 2021.

Dividend

On February 5, 2020, DHT announced that it would pay a dividend of $0.32 per common share on February 25, 2020, to shareholders of record as of February 18, 2020.  This resulted in a total dividend payment of $47.0 million.

Approval of financial statements

The financial statements were approved by the board of directors on March 19, 2020, and authorized for issue.